Scudder
Managed
Municipal
Bonds

Annual Report
December 31, 1996

Pure No-Load(TM) Funds

Offers opportunity for tax-free income by investing primarily in high-grade, long-term municipal securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                               Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  19  Financial Statements
  22  Financial Highlights
  23  Notes to Financial Statements
  26  Report of Independent Accountants
  27  Tax Information
  29  Officers and Trustees
  30  Investment Products and Services
  31  How to Contact Scudder

In Brief

o Scudder Managed Municipal Bonds' 30-day net annualized SEC yield was 4.73% as of December 31, 1996. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 7.39% and 7.83%, respectively.


o The Fund received four stars from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through December 31, 1996.*

o For one-, three-, five-, and ten-year periods, the Fund's total returns placed it in the top quartile of total return performance among similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 6 for additional Lipper performance information.


* For your information, these ratings are subject to change every month and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. In all, 1,129 municipal funds were rated. 10% received five stars, 22.5% received four stars, 35% three stars, 22.5% two stars, and the bottom 10% one star. The Fund received four stars for three-year performance and three stars for five-year performance. Past performance is no guarantee of future returns.

                        2-Scudder Managed Municipal Bonds

                        Letter From the Fund's President

Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format, which is being gradually introduced for all Scudder funds, is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     This annual report for Scudder Managed Municipal Bonds covers a year of large swings of opinion concerning the direction of the U.S. economy and interest rates. Despite the market uncertainty, the Fund posted a 4.15% total return for the 12-month period as well as a 4.73% 30-day net annualized SEC yield and a 7.39% tax equivalent yield at the close of the year based on the 36% federal tax rate. Please read the portfolio management discussion beginning on page 6 for more information.

     As part of Scudder's ongoing efforts to meet the needs of investors, we recently launched an innovative new product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Growth, Balanced, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder funds, and each is geared toward people with different investment goals and risk tolerances -- a team of Scudder's investment professionals makes allocation decisions accordingly.

     We'd like to remind you that new legislation passed last summer significantly raised IRA contribution limits for many married couples. Beginning with the 1997 tax year, married couples with one income may contribute up to $4,000 jointly per year -- an increase of $1,750 from the previous limit. This change may enhance your ability to use an IRA to defer taxes and let your retirement assets grow over time. For more information on Scudder products and services, please turn to page 30. If you have questions about Scudder Managed Municipal Bonds, please contact a Scudder Investor Information representative at 1-800-225-2470, or visit Scudder's Web site at funds.scudder.com.

     Sincerely,

     /s/David S. Lee
     David S. Lee
     President,
     Scudder Managed Municipal Bonds


                        3-Scudder Managed Municipal Bonds

PERFORMANCE UPDATE as of December 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER MANAGED MUNICIPAL BONDS
--------------------------------------
1 Year    $10,415      4.15%   4.15%
5 Year    $14,153     41.53%   7.19%
10 Year   $21,243    112.43%   7.83%

--------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
1 Year    $10,443      4.43%   4.43%
5 Year    $14,212     42.12%   7.27%
10 Year   $21,184    111.84%   7.79%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

SCUDDER MANAGED MUNICIPAL BONDS
Year            Amount
----------------------
'86            $10,000
'87            $10,034
'88            $11,266
'89            $12,526
'90            $13,374
'91            $15,009
'92            $16,357
'93            $18,536
'94            $17,416
'95            $20,397
'96            $21,243

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
'86            $10,000
'87            $10,151
'88            $11,183
'89            $12,389
'90            $13,292
'91            $14,906
'92            $16,220
'93            $18,212
'94            $17,271
'95            $20,285
'96            $21,184

Lehman Brothers Municipal Bond Index is an unmanaged market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31

                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $8.24   $8.60   $8.54   $8.45   $8.80   $8.72   $9.09   $8.07   $8.94   $8.84
INCOME DIVIDENDS..   $ .61   $ .60   $ .59   $ .55   $ .53   $ .51   $ .47   $ .46   $ .48   $ .45
CAPITAL GAINS
DISTRIBUTIONS.....   $ .11   $ .02   $ .39   $ .09   $ .12   $ .33   $ .29   $ .02   $ --    $ --
FUND TOTAL
RETURN (%)........    0.34   12.27   11.19    6.77   12.23    8.98   13.32   -6.04   17.12    4.15
INDEX TOTAL
RETURN (%)........    1.51   10.16   10.79    7.29   12.14    8.82   12.28   -5.17   17.46    4.43


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                        4-Scudder Managed Municipal Bonds

PORTFOLIO SUMMARY as of December 31, 1996

--------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------
Electric Utility Revenue                  25%
Core Cities/Lease                         12%
State General Obligation                   9%
Water/Sewer Revenue                        8%
Hospital/Health                            7%
Pollution Control/
Industrial Development                     6%
Higher Education                           6%
Toll Revenue/Transportation                5%
Other General Obligation/Lease             5%
Miscellaneous Municipal                   17%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Diversification remains an important
strategy for the Fund, allowing us to
spread risk over a large number of
sectors, maturities, and geographic
areas.

---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------

Cash Equivalents                    1%
AAA                                63%
AA                                  9%
A                                  17%
BBB                                 9%
Not Rated                           1%
--------------------------------------
                                  100%
--------------------------------------
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund has maintained high credit
quality, with 73% of Fund assets
rated AAA, AA, or the equivalent as
of December 31, 1996.
--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                    2%
1 - 5                              11%
5 - 10                             40%
10 - 20                            40%
Greater than 20 years               7%
--------------------------------------
                                  100%
--------------------------------------
Weighted average effective maturity: 10.4 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

To strike a balance between benefiting
from slightly higher rates and providing
a measure of protection from potential
future interest rate increases, we
maintained an average effective maturity
comparable to the Fund's competitive
universe during the most recent fiscal
year.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 9.

                        5-Scudder Managed Municipal Bonds

                         Portfolio Management Discussion

Dear Shareholders,

In the face of shifting bond market sentiment during 1996, we held to our long-term strategy as Scudder Managed Municipal Bonds posted a 4.15% total return for the 12 months ended December 31, 1996. A slight decline in the Fund's net asset value -- from $8.94 on December 31, 1995, to $8.84 as of December 31,1996 -- was offset by income distributions of $0.45 per share over the 12-month period. The Fund's return outpaced the 3.30% average total return of 225 similar funds over the same period as measured by Lipper Analytical Services, Inc. As shown in the chart below, the Fund's average annual total returns place it in the top quartile of its peer group for one-, three-, five- and 10-year periods.

 =======================================================
 Strong Relative Performance
 (Average annual returns for periods ended December
 31, 1996)
 =========================================================
           Scudder
           Managed    Lipper            Number
           Municipal  average            of
           Bonds      annual    Fund    Funds    Percentile
  Period   return     return    Rank    tracked   Ranking
 ==========================================================
 1 year      4.15%    3.30%     49 of     225     Top 22%

 3 years     4.65%    4.14%     38 of     159     Top 24%

 5 years     7.19%    6.78%     25 of     103     Top 24%

 10 years    7.82%    7.18%     11 of      64     Top 17%
 ==========================================================
Past performance does not guarantee future results.

Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

Scudder Managed Municipal Bonds provided a 30-day net annualized SEC yield of 4.73% as of December 31, 1996, equivalent to a 7.39% taxable yield for investors in the 36% federal income tax bracket.

                            An Uncertain Bond Market

During the Fund's most recent fiscal year, bond prices moved alternately higher and lower as opinions concerning the direction of the economy swung from one extreme to the other. At the start of 1996, weakening economic indicators led many market participants to believe that the U.S. economy might be falling into a recession. But the economy soon gained some strength, and the consensus of economists' opinions shifted to expectations of a soft economic landing and moderate inflation. At mid-year, the bond market struggled as the numbers seemed to forecast very strong economic growth and an outbreak of inflation: Statistics showed that shoppers were returning to retail stores, and hiring was increasing significantly. But by late summer, moderating economic indicators had soothed the market. Bond yields declined and the economy retreated as consumers seemed to feel the weight of their personal debt -- credit card debt service payments as a percentage of disposable income rose to an all-time high in 1996.

Following a period of underperformance caused in part by the temporary refloating of the "flat tax" idea during the presidential primaries, municipal bond returns exceeded those of Treasuries during 1996. Yields of 10-year municipal bonds rose one quarter of a percentage point, and their prices

                        6-Scudder Managed Municipal Bonds
declined 1.77%, while 10-year Treasury yields rose eight tenths of a percentage point and their prices declined 5.34%. Changes in supply and demand were not decisive factors in tax-free bond performance, as a modest increase in the supply of municipals was met by a corresponding increase in demand, particularly from retail purchasers and insurance companies.

                                Noncallable Bonds
                               Central to Strategy

To strike a balance between benefiting from slightly higher rates and providing a measure of protection from potential future interest rate increases, we maintained an average effective maturity comparable to the Fund's competitive universe during the most recent fiscal year. Scudder Managed Municipal Bonds' average effective maturity was 10 years as of December 31, 1996. In addition, purchasing bonds with call protection remains a fundamental part of our investment strategy, ensuring that a significant portion of the Fund's bonds are not retired before maturity. (Generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our emphasis on call protection provides a more reliable income stream than would exist if the Fund's portfolio held a significant proportion of bonds that could be called in before their stated maturities. While many municipal market participants have recently increased their focus on this segment of the market, Scudder shareholders have benefited from our pursuit of attractive noncallable bonds for more than five years.

Overall, we continue to purchase high-grade, longer-maturity municipal bonds to pursue our primary investment goal: to maximize the Fund's yield while maintaining as much price stability as possible. On December 31, bonds with effective maturities between 10 and 20 years represented 40% of the Fund's portfolio. Bonds in this maturity range offer attractive value -- they provide nearly as much yield as bonds with the longest (30-year) maturities, but with measurably less price volatility.

Diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of December 31,1996, the Fund held securities issued in 30 states plus the District of Columbia. Lastly, the Fund's credit quality remains high, with 73% of Fund assets rated AAA or AA, or of equivalent quality. Securities are rated by Standard & Poor's, Moody's Investor Service, Fitch Investors Service, or, if unrated, are assigned a rating by Scudder. The Portfolio Summary on page 5 provides more information about the Fund's holdings, including quality, maturity, and sector representation.

                              A New Era of Growth?

We expect the latter part of the 1990s to be a time of exciting change and enormous economic possibilities. We believe that rapid technological advances, falling trade barriers, and worldwide deregulation are forging a new U.S. economy characterized by significant growth and declining inflation. Before this new economy can take root, however, we expect a transitional period of weaker economic activity -- consumers are currently weighed down by debt, and more banks are tightening lending to consumers than at any time since the 1989-90 recession. Following this transition, growth accompanied by even lower

                        7-Scudder Managed Municipal Bonds
inflation can assert itself. This scenario would be favorable for bonds, which have been outshone by stocks during 1995 and 1996 but remain an important ingredient of a balanced investment portfolio: Bonds can provide investors with diversification, current income, and increased principal stability. For investors in higher tax brackets, municipal bonds continue to offer significant after-tax rewards.

Over the coming year, we expect to maintain an average effective maturity that is in line with our competitive universe. We will seek to add value, as we have in the past, by emphasizing call protection and security selection rather than by making significant interest rate forecasts.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton       /s/Philip G. Condon
Donald C. Carleton          Philip G. Condon


                                    Scudder
                            Managed Municipal Bonds:
                          A Team Approach to Investing

  Scudder Managed Municipal Bonds is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Donald C. Carleton has had responsibility for the Scudder Managed Municipal Bonds' day-to-day operations since 1986 and joined Scudder in 1983. Don, who has more than 25 years of experience in the investment industry, also serves as Lead Portfolio Manager for Scudder Medium Tax Free Fund and other Scudder funds. Philip G. Condon, Portfolio Manager, became a member of the team in 1988 and has worked at Scudder since 1983. Phil, who has more than 16 years of experience in municipal investing, also is Lead Portfolio Manager of Scudder High Yield Tax Free Fund and Scudder Massachusetts Tax Free Fund, as well as other Scudder tax free funds.


                        8-Scudder Managed Municipal Bonds


                                    INVESTMENT PORTFOLIO as of December 31, 1996

                                                                                                         Credit
                                                                                           Principal   Rating (c)    Market
                                                                                          Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS 0.9%
-------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA
South Carolina Jobs-Economic Development Authority, Franciscan Sisters of the Poor,
  St. Francis Hospital, Variable Rate Daily Demand Note, 4.95%, 7/1/22*..................     200,000  MIG1             200,000
TENNESSEE
Metropolitan Nashville Airport Authority, TN, Variable Rate Demand Note, 4.95%,
  10/1/12*...............................................................................     600,000  A1+              600,000
UTAH
Intermountain Power Supply Agency, UT, Series 1993, 5.55%, 7/1/11*.......................   3,000,000  AA             2,958,900
WASHINGTON
Washington Healthcare Facilities Authority, Series 1985-E Variable Rate Demand Note,
  5%, 10/1/05*...........................................................................   2,500,000  A1+            2,500,000
-------------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (Cost $6,269,850)                                                              6,258,900
-------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL INVESTMENTS 99.1%
-------------------------------------------------------------------------------------------------------------------------------
ALASKA
North Slope Borough, AK, General Obligation:
  Series B, Zero Coupon, 1/1/03 (d)......................................................   8,000,000  AAA            5,941,520
  Capital Appreciation:
    Series A, Zero Coupon, 6/30/06 (d)...................................................   7,000,000  AAA            4,246,900
    Series B, Zero Coupon, 6/30/04 (d)...................................................  15,000,000  AAA           10,266,450
    Series B, Zero Coupon, 6/30/05 (d)...................................................  18,200,000  AAA           11,744,824
ARIZONA
Maricopa County, AZ, School District #28, Kyrene Elementary School, Series B,
  Zero Coupon, 1/1/06 (d)................................................................   4,905,000  AAA            3,103,786
ARKANSAS
Arkansas Development Finance Authority, Single Family Mortgage Revenue, Series B,
  7.7%, 12/1/14..........................................................................   1,960,000  A              2,012,332
CALIFORNIA
California General Obligation:
  6.4%, 2/1/06 (d).......................................................................   3,500,000  AAA            3,897,285
  6.25%, 10/1/07 (d).....................................................................   4,000,000  AAA            4,439,680
  6.25%, 4/1/08 (d)......................................................................   5,000,000  AAA            5,541,450
  6.6%, 2/1/09 (d).......................................................................  15,600,000  AAA           17,705,688
California Housing Finance Agency, Multi-Unit Rental Housing Revenue, Series A,
  7.7%, 8/1/10...........................................................................   1,000,000  A              1,090,470

The accompanying notes are an integral part of the financial statements.


                        9 - SCUDDER MANAGED MUNICIPAL BONDS

                                                                                                         Credit
                                                                                           Principal   Rating (c)    Market
                                                                                          Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
California Statewide Community Development Authority, Certificate of Participation,
  Lutheran Homes, 5.5%, 11/15/08.........................................................   2,250,000  A              2,343,532
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior Lien,
  Series A:
    Step-up coupon, 0% to 1/1/05, 7.05% to 1/1/09........................................   5,000,000  BBB            3,195,650
    Step-up coupon, 0% to 1/1/05, 7.1% to 1/1/11.........................................   4,000,000  BBB            2,580,640
    Step-up coupon, 0% to 1/1/05, 7.1% to 1/1/12.........................................   4,000,000  BBB            2,579,040
    Step-up coupon, 0% to 1/1/05, 7.15% to 1/1/14........................................   6,250,000  BBB            4,013,875
    Zero Coupon, 1/1/15..................................................................  11,000,000  BBB            3,697,210
Los Angeles County, CA, Certificate of Participation, Disney Parking Project,
  Zero Coupon:
    9/1/07...............................................................................   4,030,000  A              2,105,473
    9/1/09...............................................................................   5,425,000  A              2,478,845
Roseville, CA, Unified High School District, General Obligation, Series B,
  Zero Coupon:
    8/1/10 (d)...........................................................................   1,830,000  AAA              874,594
    8/1/15 (d)...........................................................................   1,000,000  AAA              350,620
San Joaquin, CA, Certificate of Participation, County Public Facilities Project,
  5.5%, 11/15/13 (d).....................................................................   3,895,000  AAA            3,946,141
San Jose, CA, Redevelopment Agency, Merged Area Redevelopment Project, Tax
  Allocation Bonds, 6%, 8/1/08 (d).......................................................   1,500,000  AAA            1,636,125
COLORADO
Castle Rock Ranch, CO, Public Improvements Authority, Public Facilities Revenue,
  6.25%, 12/1/17.........................................................................   4,820,000  AA             5,080,569
Colorado Housing Finance Authority Revenue, Series A:
  8.1%, 10/1/05..........................................................................   2,030,000  AA             2,319,864
  8.15%, 10/1/06.........................................................................   2,145,000  AA             2,450,813
  8.25%, 10/1/10 (b).....................................................................   1,940,000  AA             2,195,207
  8.25%, 10/1/11.........................................................................   1,680,000  AA             1,893,091
  8.25%, 10/1/12.........................................................................   1,945,000  AA             2,181,570
  Multi-Family Mortgage:
    8.15%, 10/1/07.......................................................................   2,320,000  AA             2,644,591
    8.2%, 10/1/08........................................................................   2,510,000  AA             2,860,597
    8.2%, 10/1/09........................................................................   2,725,000  AA             3,091,213
CONNECTICUT
Connecticut Resource Recovery Authority, Series 1996A, 6.25%, 11/15/06 (d)...............   2,000,000  AAA            2,199,340

The accompanying notes are an integral part of the financial statements.


                        10 - SCUDDER MANAGED MUNICIPAL BONDS

                                                                                                         Credit
                                                                                           Principal   Rating (c)    Market
                                                                                          Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA
District of Columbia, Certificate of Participation:
  Series 1993, 6.875%, 1/1/03............................................................   2,500,000  BB             2,560,900
  7.3%, 1/1/13...........................................................................   1,000,000  BB             1,047,390
District of Columbia, General Obligation:
  Series A, 5.875%, 6/1/05 (d)...........................................................   3,300,000  AAA            3,473,085
  Series B, Zero Coupon, 6/1/03 (d)......................................................   2,000,000  AAA            1,450,460
  Series B3, 5.3%, 6/1/05 (d)............................................................   1,350,000  AAA            1,368,225
  Series B3,5.5%, 6/1/07 (d).............................................................   1,000,000  AAA            1,015,000
  Series B3, 5.5%, 6/1/08 (d)............................................................   3,225,000  AAA            3,249,316
District of Columbia, Georgetown University, Series A, 7.25%, 4/1/11.....................   2,965,000  A              3,113,250
GEORGIA
Burke County, GA, Development Authority, Pollution Control Revenue, Ogelthorpe
  Power Corp., Vogtle Project, 7.7%, 1/1/06 (d)..........................................  11,000,000  AAA           12,850,200
Monroe County, GA, Development Authority, Pollution Control Revenue, Ogelthorpe
  Power Corporation, Scherer Project, 6.7%, 1/1/09.......................................   3,255,000  A              3,640,457
Municipal Electric Authority of Georgia, Power Revenue, Series V, 6.5%, 1/1/12 (d).......   5,000,000  AAA            5,566,000
Municipal Electric Authority of Georgia, Special Obligation, 4th Crossover, Series X,
  Project #1, 6.5%, 1/1/12 (d)...........................................................   3,500,000  AAA            3,896,200
ILLINOIS
Central Lake County, IL, Joint Action Water Agency, Refunding Revenue,
  Zero Coupon, 5/1/04 (d)................................................................   2,445,000  AAA            1,697,270
Chicago, IL, Motor Fuel Tax Revenue, 5.375%, 1/1/14 (d)..................................   5,000,000  AAA            4,926,100
Chicago, IL, General Obligation, Emergency Telephone System, 5.6%, 1/1/09 (d)............   7,200,000  AAA            7,441,704
Chicago, IL, General Obligation, Series 1996-A-2, 6.25%, 1/1/14 (d)......................   2,000,000  AAA            2,178,220
Chicago, IL, General Obligation Lease, Board of Education, Series A, 6.25%,
  1/1/15 (d).............................................................................   2,725,000  AAA            2,963,192
Chicago, IL, Public Building Commission:
  Building Revenue, Series A, 5.25%, 12/1/07 (d).........................................   5,000,000  AAA            5,070,350
  Building Revenue, Series A, 5.25%, 12/1/08 (d).........................................   2,655,000  AAA            2,666,549
  Zero Coupon, ETM, Series 1990A, 1/1/08 (d)**...........................................   4,000,000  AAA            2,214,040
Chicago, IL, Wastewater Transmission Revenue, 5.375%, 1/1/13 (d).........................   3,100,000  AAA            3,052,632
Cook County, IL, Community High School District #233:
  Homewood & Flossmor Series 1993B, Zero Coupon, 12/1/11 (d).............................   1,690,000  AAA              736,113
  Homewood & Flossmor Series 1993B, Zero Coupon, 12/1/12 (d).............................   1,700,000  AAA              694,943
Du-Page, IL, Industrial Development Revenue, Weyerhaeuser Company Project,
  Series 1983, 8.65%, 11/1/08............................................................   3,600,000  NR             3,685,644

The accompanying notes are an integral part of the financial statements.


                        11 - SCUDDER MANAGED MUNICIPAL BONDS


                                                                                                         Credit
                                                                                           Principal   Rating (c)    Market
                                                                                          Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Illinois Development Finance Authority, Refunding Revenue, Commonwealth Edison,
  Series 1994, 5.85%, 1/15/14 (d)........................................................   5,000,000  AAA            5,117,150
Illinois Educational Facilities Authority, Loyola University, Zero Coupon, 7/1/05 (d)....   3,100,000  AAA            2,013,791
Illinois Health Facilities Authority:
  Delnor Community Hospital, 5.5%, 5/15/13 (d)...........................................   1,500,000  AAA            1,479,210
  Memorial Medical Center - Springfield, 5.25%, 10/1/09 (d)..............................   1,725,000  AAA            1,705,921
Illinois State Sales Tax Revenue, Series P, 6.5%, 6/15/13................................   2,100,000  AAA            2,339,946
Northern Illinois University, Board of Regents, Series 1992, Zero Coupon:
  4/1/05 (d).............................................................................   1,865,000  AAA            1,227,002
  10/1/05 (d)............................................................................   1,865,000  AAA            1,196,248
  4/1/06 (d).............................................................................   1,865,000  AAA            1,154,771
  10/1/06 (d)............................................................................   1,865,000  AAA            1,125,229
  4/1/07 (d).............................................................................   1,865,000  AAA            1,085,561
  10/1/07 (d)............................................................................   1,865,000  AAA            1,057,269
Northwest Suburban Municipal Joint Action Water Agency, IL, ETM, 6.5%, 5/1/15**..........   2,000,000  AAA            2,122,940
Oak Lawn, IL, Water and Sewer Revenue Series A, Zero Coupon:
  10/1/03 (d)............................................................................   1,295,000  AAA              931,571
  10/1/04 (d)............................................................................   1,295,000  AAA              880,509
  10/1/05 (d)............................................................................   1,295,000  AAA              830,639
  10/1/06 (d)............................................................................   1,295,000  AAA              781,325
Rosemont, IL, Zero Coupon:
  Tax Increment, 12/1/04 (d).............................................................   6,000,000  AAA            4,045,920
  Tax Increment-3, Series C, 12/1/05 (d).................................................   7,060,000  AAA            4,490,301
State University Retirement System, IL, Special Revenue, Zero Coupon, 10/1/05 (d)........   7,000,000  AAA            4,489,940
University of Chicago, IL, Hospital Refunding, 5.5%, 8/15/08 (d).........................   2,500,000  AAA            2,537,550
Will County, IL, School District #201-U, Crete Monee, Zero Coupon, 12/15/06 (d)..........   3,725,000  AAA            2,271,617
Winnebago County, IL, School District #122:
  6.55%, 6/1/09 (d)......................................................................   1,675,000  AAA            1,886,419
  6.55%, 6/1/10 (d)......................................................................   1,825,000  AAA            2,049,457
INDIANA
Indiana Health Facilities Finance Authority, Hospital Revenue, Ancilla Systems Inc.,
  Series A, 6%, 7/1/18 (d)...............................................................   3,965,000  AAA            4,178,674
Indiana Municipal Power Agency, Power Supply System, Series B:
  6%, 1/1/12 (d).........................................................................   1,750,000  AAA            1,862,577
  5.5%, 1/1/16 (d).......................................................................  10,860,000  AAA           10,872,706

The accompanying notes are an integral part of the financial statements.


                        12 - SCUDDER MANAGED MUNICIPAL BONDS

                                                                                                         Credit
                                                                                           Principal   Rating (c)    Market
                                                                                          Amount ($)   (Unaudited)  Value ($)
------------------------------------------------------------------------------------------------------------------------------
Indiana Transportation Finance Authority, Highway Revenue, Series A, 5.75%,
  6/1/12 (d).............................................................................   5,000,000  AAA            5,191,900
Rockport, IN, Pollution Control Revenue, Series B, Refunding Bonds, 7.6%, 3/1/16.........   4,500,000  BBB            4,856,355
LOUISIANA
Bastrop, LA, Industrial Development Board Pollution Control Revenue, International
  Paper Co. Project, 6.9%, 3/1/07........................................................  10,250,000  A             11,133,345
Louisiana State General Obligation, Series 1996A, 6%, 8/1/02 (d).........................   5,000,000  AAA            5,337,950
New Orleans, LA, General Obligation, Zero Coupon, 9/1/05 (d).............................   2,500,000  AAA            1,624,025
MAINE
Maine Housing Authority, Mortgage Purchase Revenue, 1987 Series A2, 7.65%,
  11/15/15...............................................................................   1,195,000  AA             1,233,395
MARYLAND
Northeast Maryland Waste Disposal Authority, Southwest Resource Recovery
  System Revenue:
    6.9%, 1/1/00 (d).....................................................................   1,595,000  AAA            1,704,640
    7.2%, 1/1/06 (d).....................................................................   3,440,000  AAA            3,944,270
    7.2%, 1/1/07 (d).....................................................................   3,390,000  AAA            3,886,940
MASSACHUSETTS
Massachusetts Bay Transportation Authority, General Transportation System,
  Series B, 6.2%, 3/1/16.................................................................   2,500,000  A              2,711,700
Massachusetts College Building Authority Project, Series A:
  7.5%, 5/1/10...........................................................................   4,110,000  A              4,898,545
  7.5%, 5/1/14...........................................................................   3,750,000  A              4,609,538
Massachusetts Health & Educational Facilities Authority, Massachusetts General
  Hospital, Series F, 6.25%, 7/1/12 (d)..................................................   3,000,000  AAA            3,272,070
Massachusetts Water Resource Authority:
  Series A, 6.5%, 7/15/09................................................................   2,625,000  A              2,926,140
  Series A, 6.5%, 7/15/19................................................................  13,445,000  A             15,020,082
  Series C, 6%, 12/1/11..................................................................  10,000,000  A             10,672,300
MICHIGAN
Michigan State Hospital Finance Authority, Hospital Revenue, Sinai Hospital,
  Series 1995, 6%, 1/1/08................................................................   3,000,000  BBB            2,963,700
MONTANA
Montana Board Housing Revenue, Capital Appreciation, Single-Family Revenue,
  Series A, Zero Coupon, 6/1/10..........................................................  12,300,000  AA             2,796,774

The accompanying notes are an integral part of the financial statements.


                        13 - SCUDDER MANAGED MUNICIPAL BONDS

                                                                                                         Credit
                                                                                           Principal   Rating (c)    Market
                                                                                          Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
NEVADA
Nevada State Housing Division, Single Family Mortgage Revenue, Series R, 5.95%,
  10/1/11................................................................................   7,300,000  AA             7,485,639
NEW YORK
Metropolitan Transportation Authority of New York, Transit Facilities Revenue:
  7%, 7/1/02.............................................................................   1,595,000  BBB            1,731,612
  Service Contract, Series O, 5.75%, 7/1/13..............................................   6,775,000  BBB            6,796,544
New York City, General Obligation:
  Series 1995E, 6.5%, 2/15/05............................................................   7,000,000  BBB            7,476,630
  Series 1995E, 6.6%, 8/1/04.............................................................   7,500,000  A              8,062,200
  Series 1996G, 6.75%, 2/1/09............................................................   5,000,000  A              5,417,250
  Series A, 6.375%, 8/1/04...............................................................   5,000,000  A              5,295,150
  Series B, 6%, 8/15/04..................................................................   3,425,000  A              3,562,616
  Series B, 6.1%, 8/15/05................................................................   3,510,000  A              3,665,037
  Series B, 6.75%, 8/15/03...............................................................   3,000,000  A              3,239,520
  Series H, 7%, 2/1/05...................................................................   4,000,000  A              4,336,000
  Series H, 7.2%, 8/1/01 (d).............................................................   2,260,000  AAA            2,476,847
  Prerefunded 8/1/99, Series 1989D, 7%, 8/1/02 (e).......................................     430,000  AAA              465,101
  Prerefunded 8/1/99, Series 1989D, 7%, 8/1/02 (d) (e)...................................     110,000  AAA              119,176
  Prerefunded 8/1/99, Series 1989D, 7%, 8/1/02 (d) (e)...................................     365,000  AAA              394,795
  Unrefunded Balance, Series 1989D, 7%, 8/1/02...........................................   2,570,000  A              2,737,204
  Unrefunded Balance, Series 1989D, 7%, 8/1/02 (d).......................................   2,135,000  AAA            2,295,488
  Unrefunded Balance, Series 1989D, 7%, 8/1/02 (d).......................................     640,000  AAA              688,109
New York State Dormitory Authority:
  College and University Pooled Capital Program, 7.8%, 12/1/05 (d).......................   4,155,000  AAA            4,477,013
  City University System, Consolidated Revenue:
    Series A, 5.75%, 7/1/06..............................................................   4,000,000  BBB            4,103,000
    Series A, 5.75%, 7/1/06 (d)..........................................................   5,000,000  AAA            5,339,300
    Series E, 5.75%, 7/1/06..............................................................   5,255,000  BBB            5,390,316
    Series F, 5.375%, 7/1/07.............................................................   5,000,000  BBB            4,927,150
New York State Medical Care Facilities, Finance Agency Revenue, Mount Sinai
  Hospital, Series 1983, 5.95%, 8/15/09..................................................   4,360,000  AAA            4,498,299
New York State Urban Development Corporation:
  5.5%, 1/1/08...........................................................................   1,600,000  BBB            1,581,824
Correctional Facilities, Series A, 5.1%, 1/1/08 (d)......................................   3,735,000  AAA            3,764,096

The accompanying notes are an integral part of the financial statements.


                        14 - SCUDDER MANAGED MUNICIPAL BONDS

                                                                                                         Credit
                                                                                           Principal   Rating (c)    Market
                                                                                          Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
New York State Urban Development Corporation Revenue:
  Correctional Capital Facilities, Series A, 5.45%, 1/1/07...............................   6,475,000  BBB            6,514,692
  Correctional Facilities, Series A, 5.4%, 1/1/06 (d)....................................   2,500,000  AAA            2,591,950
NORTH CAROLINA
North Carolina Eastern Municipal Power Agency Series C, 7%, 1/1/07.......................   7,965,000  A              8,733,304
North Carolina Municipal Power Agency, 5.25%, 1/1/09.....................................   8,500,000  AAA            8,582,960
North Carolina Municipal Power Agency #1, Catawba Electric Refunding Revenue:
  7.25%, 1/1/07..........................................................................   6,500,000  A              7,441,460
  Series 1990, 5.5%, 1/1/13 (d)..........................................................   2,600,000  AAA            2,667,236
OHIO
Ohio Water Development Authority, Pollution Control Revenue, Ohio Edison
  Company Project, Series 1989A, 7.625%, 7/1/23..........................................   4,890,000  BBB            5,142,569
PENNSYLVANIA
Philadelphia, PA, Hospital and Higher Education Facilities Authority, Temple
  University Hospital, Series A, 6.5%, 11/15/08..........................................   2,800,000  A              2,946,608
RHODE ISLAND
Convention Center Authority, Rhode Island Revenue, 5%, 5/15/20 (d).......................  19,685,000  AAA           17,635,791
Rhode Island Housing and Mortgage Finance Corp., Home Ownership Opportunity
  Bond, Series 2, 7.5%, 10/1/21..........................................................   1,025,000  AA             1,068,440
TENNESSEE
Knox County, TN, Health Education and Housing Facilities Board, Fort Sanders
  Alliance, 7.25%, 1/1/09 (d)............................................................   3,250,000  AAA            3,819,498
TEXAS
Austin, TX, Combined Utility Systems Revenue Refunding, Series 1993A,
  Zero Coupon, 5/15/03 (d)...............................................................   2,890,000  AAA            2,124,208
Dallas-Fort Worth, TX, International Airport Revenue, Series A:
  7.8%, 11/1/07 (d)......................................................................   2,390,000  AAA            2,839,416
  7.375%, 11/1/09 (d)....................................................................   4,500,000  AAA            5,229,765
Harris County, TX, Health Facilities Texas Medical Center Project, Series 1996,
  6.25%, 5/15/10 (d).....................................................................   3,000,000  AAA            3,240,420
Harris County, TX, Toll and Sub Lien, Series A, Zero Coupon, 8/15/04 (d).................   4,050,000  AAA            2,781,621
Houston, TX, Water Conveyance System Contract, Certificate of Participation, Series J,
  6.125%, 12/15/05 (d)...................................................................   2,500,000  AAA            2,727,350
Houston, TX, Water and Sewer System Authority, Series C, Zero Coupon:
  12/1/05 (d)............................................................................  15,000,000  AAA            9,581,850
  12/1/07 (d)............................................................................   3,400,000  AAA            1,920,762
Lower Colorado River Authority, TX, Revenue Refunding, Zero Coupon, 1/1/03 (d)...........   8,900,000  AAA            6,660,404

The accompanying notes are an integral part of the financial statements.


                        15 - SCUDDER MANAGED MUNICIPAL BONDS

                                                                                                         Credit
                                                                                           Principal   Rating (c)    Market
                                                                                          Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
San Antonio, TX, Airport Systems Revenue Refunding, 7%, 7/1/02 (d).......................   1,695,000  AAA            1,891,501
San Antonio, TX, Electric and Gas, Revenue Refunding, Series A, Zero Coupon:
  2/1/05 (d).............................................................................   7,000,000  AAA            4,662,770
  2/1/05 (d).............................................................................   5,000,000  AAA            3,330,550
UTAH
Intermountain Power Agency, UT, Power Supply Revenue, Series C, 5.25%, 7/1/14............   4,000,000  AA             3,866,720
Salt Lake City, UT, Hospital Revenue, Intermountain Health Care, Series 1992,
  Inversed Inflow, 6.65%, 2/15/12***.....................................................   1,500,000  AA             1,596,300
Utah Associated Municipal Power System, Hunter Project, Refunding Revenue, Zero
  Coupon, 7/1/03 (d).....................................................................   5,700,000  AAA            4,150,683
VIRGINIA
Chesapeake, VA, Water and Sewer, Series 1995A, 5%, 12/1/25...............................   5,000,000  AA             4,585,900
Virginia Beach, VA, Development Authority, Virginia Beach General Hospital Project,
  5.125%, 2/15/18 (d)....................................................................   3,000,000  AAA            2,845,920
WASHINGTON
Washington Health Care Facilities Authority:
  Empire Health Services-Spokane, 5.8%, 11/1/08 (d)......................................   4,865,000  AAA            5,175,095
  Sisters of St. Joseph of Peace, 5.3%, 3/1/09 (d).......................................   4,315,000  AAA            4,353,231
  Franciscan Health System - St. Joseph's/Tacoma, 5.4%, 1/1/07 (d).......................   2,000,000  AAA            2,049,700
  Franciscan Health System - St. Joseph's/Tacoma, 5.4%, 1/1/08 (d).......................   2,645,000  AAA            2,712,077
Washington Public Power Supply System:
  Nuclear Project #1, Refunding Revenue:
    6.875%, 7/1/17.......................................................................   6,000,000  AAA            6,662,520
    Series 1990B, 7.25%, 7/1/09 (d)......................................................  12,350,000  AAA           14,403,682
    Series 1993B, 5.5%, 7/1/06 (d).......................................................   4,915,000  AAA            5,039,251
    Series A, 7.15%, 7/1/02 (d)..........................................................   2,550,000  AAA            2,733,014
    Series A, 7%, 7/1/11.................................................................   4,725,000  AAA            5,199,012
    Series A, Zero Coupon, 7/1/07 (d)....................................................   8,570,000  AAA            4,877,787
  Nuclear Project #2, Refunding Revenue:
    Series 1993B, 5.5%, 7/1/06 (d).......................................................   4,000,000  AAA            4,101,120
    Series A, 6%, 7/1/07 (d).............................................................   7,000,000  AAA            7,495,530
    Series A, 7.25%, 7/1/06..............................................................   7,000,000  AA             8,017,030
    Series B, 7%, 7/1/12.................................................................  14,385,000  AAA           15,828,103
  Nuclear Project #3, Refunding Revenue
    5.65%, 7/1/08 (d)....................................................................   3,000,000  AAA            3,163,620
    Series A, Zero Coupon, 7/1/06 (d)....................................................   1,380,000  AAA              836,473

The accompanying notes are an integral part of the financial statements.


                        16 - SCUDDER MANAGED MUNICIPAL BONDS

                                                                                                         Credit
                                                                                           Principal   Rating (c)    Market
                                                                                          Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
  Series B, 7.375%, 7/1/04 ..............................................................     750,000  AA               823,995
  Series B, Prerefunded 1/1/00, 7.25%, 7/1/15 (e)........................................   5,000,000  AAA            5,503,500
  Series B, Zero Coupon, 7/1/02 (d)......................................................  11,925,000  AAA            9,122,744
  Series B, Zero Coupon, 7/1/06 (d)......................................................   5,555,000  AAA            3,367,108
  Series C, 5%, 7/1/06 (d)...............................................................  10,000,000  AAA            9,881,000
WEST VIRGINIA
West Virginia, School Building Authority Revenue, Series B, 6.75%, 7/1/10 (d)............   1,600,000  AAA            1,734,080
WISCONSIN
Green Bay, WI, Industrial Development Revenue, Weyerhaeuser Company Project,
  Series A, 9%, 9/1/06...................................................................   1,700,000  NR             1,718,972
Wisconsin Health and Educational Facilities Authority, Hospital Sisters Services Inc.,
  Obligated Group, 5.375%, 6/1/13 (d)....................................................   1,500,000  AAA            1,454,610
WYOMING
Wyoming Community Development Authority, Single Family Mortgage, Series A,
  5.85%, 6/1/13..........................................................................   3,000,000  AA             3,023,610
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (Cost $668,909,326)                                                           720,567,565
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $675,179,176) (a)                                                         726,826,465
-------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $675,179,176. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $51,647,289. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $52,095,124 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $447,835.

(b) At December 31, 1996 this security, in part, has been pledged to cover initial margin requirements for open futures contracts.

    At December 31, 1996, open futures contracts sold short were as follows (Note A):


                                                     Aggregate
Futures                Expiration    Contracts      Face Value ($)        Market Value ($)
---------------        ----------   ----------      --------------        ---------------
20 Year U.S.
Treasury Bonds         Mar. 1997       100              11,399,000             11,262,500
                                                    --------------        ---------------
Total net unrealized appreciation on
open futures contracts sold short.........................................        136,500
                                                                          ===============

(c) All of the securities held have been determined by the Adviser to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch
    Investors Service, Inc. Unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated eligible securities.

(d) Bond is insured by one of these companies: AMBAC, BIG, Capital Guaranty, FGIC, FSA or MBIA.

(e) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

                        17 - SCUDDER MANAGED MUNICIPAL BONDS







*   Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

**  ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S.
    Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rates as of December 31, 1996.

The accompanying notes are an integral part of the financial statements.


                        18 - SCUDDER MANAGED MUNICIPAL BONDS


                                FINANCIAL STATEMENTS

                           STATEMENT OF ASSETS AND LIABILITIES
                              as of December 31, 1996

Assets
-------------------------------------------------------------------------------------------------------------
           Investments, at market (identified cost $675,179,176) (Note A)............  $  726,826,465
           Cash......................................................................          64,988
           Interest receivable.......................................................      12,755,698
           Receivable for Fund shares sold...........................................          85,649
           Daily variation margin on open futures contracts (Note A).................         125,000
           Other assets..............................................................          10,130
                                                                                       --------------
           Total assets..............................................................     739,867,930

Liabilities
-------------------------------------------------------------------------------------------------------------
           Dividends payable.........................................................       1,576,841
           Payable for Fund shares redeemed..........................................         418,104
           Accrued management fee (Note C)...........................................         315,137
           Other accrued expenses (Note C)...........................................         134,987
                                                                                       --------------
           Total liabilities.........................................................       2,445,069
-------------------------------------------------------------------------------------------------------------
           Net assets, at market value...............................................     737,422,861
-------------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------
           Net assets consist of:
           Net unrealized appreciation on:
             Investments.............................................................      51,647,289
             Futures.................................................................         136,500
           Accumulated net realized loss.............................................      (6,029,325)
           Paid-in capital...........................................................     691,668,397
-------------------------------------------------------------------------------------------------------------
           Net assets, at market value...............................................  $  737,422,861
-------------------------------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------------------------
           Net Asset Value, offering and redemption price per share ($737,422,861 /
             83,437,562 outstanding shares of beneficial interest, $.01 par value,     --------------
             unlimited number of shares authorized)..................................  $         8.84
                                                                                       --------------
The accompanying notes are an integral part of the financial statements.

                        19 - SCUDDER MANAGED MUNICIPAL BONDS


                              STATEMENT OF OPERATIONS
                            year ended December 31, 1996


Investment Income
-------------------------------------------------------------------------------------------------------------
           Income:
           Interest..................................................................  $   43,610,656
                                                                                       --------------
           Expenses:
           Management fee (Note C)...................................................       3,826,131
           Services to shareholders (Note C).........................................         453,323
           Custodian and accounting fees (Note C)....................................         217,255
           Trustees' fees and expenses (Note C)......................................          47,420
           Reports to shareholders...................................................          70,119
           Auditing..................................................................          49,158
           Registration fees.........................................................          31,331
           Legal.....................................................................          12,151
           Other.....................................................................          24,803
                                                                                       --------------
                                                                                            4,731,691
-------------------------------------------------------------------------------------------------------------
           Net investment income.....................................................      38,878,965
-------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------------------------
           Net realized gain from:
           Investments...............................................................       2,573,778
           Futures...................................................................         410,307
                                                                                       --------------
                                                                                            2,984,085
                                                                                       --------------
           Net unrealized appreciation (depreciation) during the period on:
           Investments................................................................    (12,727,687)
           Futures....................................................................        279,687
                                                                                       --------------
                                                                                          (12,448,000)
-------------------------------------------------------------------------------------------------------------
           Net loss on investment transactions.......................................      (9,463,915)
-------------------------------------------------------------------------------------------------------------
           Net increase in net assets resulting from operations......................  $   29,415,050
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                        20 - SCUDDER MANAGED MUNICIPAL BONDS


                           STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEARS ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                                             1996             1995
------------------------------------------------------------------------------------------------------------------------------
           Operations:
           Net investment income.....................................................  $   38,878,965   $   41,903,981
           Net realized gain (loss) from investment transactions.....................       2,984,085       (2,152,376)
           Net unrealized appreciation (depreciation) on investment transactions
             during the period.......................................................     (12,448,000)      78,966,934
                                                                                       --------------   --------------
           Net increase in net assets resulting from operations......................      29,415,050      118,718,539
                                                                                       --------------   --------------
           Distributions to shareholders from net investment income..................     (38,878,965)     (41,903,981)
           Fund share transactions:                                                    --------------   --------------
           Proceeds from shares sold.................................................      59,805,253       66,806,552
           Net asset value of shares issued to shareholders in reinvestment of
             distributions...........................................................      19,595,317       21,004,076
           Cost of shares redeemed...................................................    (107,450,318)     (98,237,351)
                                                                                       --------------   --------------
           Net decrease in net assets from Fund share transactions...................     (28,049,748)     (10,426,723)
                                                                                       --------------   --------------
           Increase (decrease) in net assets.........................................     (37,513,663)      66,387,835
           Net assets at beginning of period.........................................     774,936,524      708,548,689
                                                                                       --------------   --------------
           Net assets at end of period...............................................  $  737,422,861   $  774,936,524
                                                                                       --------------   --------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
           Increase (decrease) in Fund shares
           Shares outstanding at beginning of period.................................      86,659,129       87,839,034
                                                                                       --------------   --------------
           Shares sold...............................................................       6,821,954        7,853,077
           Shares issued to shareholders in reinvestment of distributions............       2,240,147        2,444,465
           Shares redeemed...........................................................     (12,283,668)     (11,477,447)
                                                                                       --------------   --------------
           Net decrease in Fund shares...............................................      (3,221,567)      (1,179,905)
                                                                                       --------------   --------------
           Shares outstanding at end of period.......................................      83,437,562       86,659,129
                                                                                       --------------   --------------

The accompanying notes are an integral part of the financial statements.

                        21 - SCUDDER MANAGED MUNICIPAL BONDS


                                                 FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                Years Ended December 31,
                                    1996   1995     1994   1993     1992   1991     1990   1989     1988   1987
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of    --------------------------------------------------------------------------------
  period.........................  $8.94   $8.07   $9.09   $8.72   $8.80   $8.45   $8.54   $8.60   $8.24   $8.93
Income from investment           --------------------------------------------------------------------------------
  operations:
Net investment income............    .45     .48     .46     .47     .51     .53     .55     .59     .60     .61
Net realized and unrealized gain
  (loss) on investment
transactions.....................   (.10)    .87   (1.00)    .66     .25     .47      --     .33     .38    (.58)
Total from investment            --------------------------------------------------------------------------------
  operations.....................    .35    1.35    (.54)   1.13     .76    1.00     .55     .92     .98     .03
Less distributions:              --------------------------------------------------------------------------------
From net investment income.......   (.45)   (.48)   (.46)   (.47)   (.51)   (.53)   (.55)   (.59)   (.60)   (.61)
From net realized gains on
  investment transactions........     --      --      --    (.29)   (.33)   (.12)   (.09)   (.39)   (.02)   (.11)
In excess of net realized gains..     --      --    (.02)     --      --      --      --      --      --      --
                                 --------------------------------------------------------------------------------
Total distributions..............   (.45)   (.48)   (.48)   (.76)   (.84)   (.65)   (.64)   (.98)   (.62)   (.72)
Net asset value, end of          --------------------------------------------------------------------------------
  period.........................  $8.84   $8.94   $8.07   $9.09   $8.72   $8.80   $8.45   $8.54   $8.60   $8.24
-----------------------------------------------------------------------------------------------------------------
Total Return (%).................   4.15   17.12   (6.04)  13.32    8.98   12.23    6.77   11.19   12.27     .34
Ratios and Supplemental Data
Net assets, end of period
  ($ millions).....................  737     775     709     910     830     796     719     691     635     592
Ratio of operating expenses to
  average net assets (%).........    .63     .63     .63     .63     .63     .64     .61     .62     .61     .63
Ratio of net investment income
  to average net assets (%)......   5.20    5.59    5.41    5.21    5.76    6.16    6.61    6.78    7.13    7.20
Portfolio turnover rate (%)......   12.2    17.8    33.7    52.8    59.6    32.4    72.1    89.8    75.5    73.5



                        22 - SCUDDER MANAGED MUNICIPAL BONDS

                      NOTES TO FINANCIAL STATEMENTS

                   A. Significant Accounting Policies

Scudder Managed Municipal Bonds (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended December 31, 1996, the Fund purchased interest rate futures to increase the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $985,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002, the expiration date, whichever occurs first.

                  23 - SCUDDER MANAGED MUNICIPAL BONDS

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of call or maturity.

                  B. Purchases and Sales of Securities

During the year ended December 31, 1996, purchases and sales of municipal securities (excluding short-term investments) aggregated $89,196,868 and $126,057,437, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1996 was $40,419,762 and $41,024,450, respectively.

                          C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.55% on the first $200,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets and 0.475% on such net assets in excess of $700,000,000, computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended December 31, 1996, the fee pursuant to the Agreement amounted to $3,826,131, which was equivalent to an annual effective rate of .51% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. During the year ended December 31, 1996, the amount charged to the Fund by SSC aggregated $329,743, of which $28,897 is unpaid at December 31, 1996.

                  24 - SCUDDER MANAGED MUNICIPAL BONDS

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $99,729, of which $8,285 is unpaid at December 31, 1996.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. During the year ended December 31, 1996, Trustees' fees and expenses aggregated $47,420.

                 25 - SCUDDER MANAGED MUNICIPAL BONDS

                  REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder Managed Municipal Bonds:

We have audited the accompanying statement of assets and liabilities of Scudder Managed Municipal Bonds, including the investment portfolio, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Managed Municipal Bonds as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts                             COOPERS & LYBRAND L.L.P.
February 3, 1997


                 26 - SCUDDER MANAGED MUNICIPAL BONDS

                           TAX INFORMATION

Of the dividends paid from net investment income for the year ended December 31, 1996, 100% are tax exempt for regular federal income tax purposes, and are not an item of preference for purposes of the federal alternative minimum tax, if applicable.

                 27 - SCUDDER MANAGED MUNICIPAL BONDS

                      This page intentionally left blank.





                       28-Scudder Managed Municipal Bonds

                             Officers and Trustees

David S. Lee*
President and Trustee

Daniel Pierce*
Vice President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center for Business Ethics; President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dudley H. Ladd*
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University, College of Business Administration

Kathryn L. Quirk*
Trustee

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and
Assistant Treasurer


                       29-Scudder Managed Municipal Bonds

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust


Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U. S. Income
------------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund
  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund
  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
-----------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                       30-Scudder Managed Municipal Bonds

Account Service and Information

                For existing account services and transactions

                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

                Scudder Electronic Account Services -- http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions

                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890 Investment Information

                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations -- 1-800-225-2470
                                                Investor.Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services -- 1-800-323-6105 Scudder Brokerage Services

                To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center

                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:
                   Boca Raton            Chicago               San Francisco
                   Boston                New York

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.

** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


                       31-Scudder Managed Municipal Bonds

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.







This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.